Capital City Bank Group, Inc.

Reports Second Quarter 2023

Results
TALLAHASSEE, Fla.

(July 25, 2023) – Capital City Bank Group, Inc. (NASDAQ: CCBG)

today reported net income attributable to
common shareowners

of $14.6 million, or $0.85 per diluted share, for the second quarter of 2023 compared to $15.0 million, or
$0.88 per diluted share, for the first quarter of 2023, and $8.7 million, or $0.51 per diluted share, for the second quarter of 2022.

QUARTER HIGHLIGHTS (2
nd

Quarter 2023 versus 1
st

Quarter 2023)
●
Tax-equivalent

net interest income totaled $40.1 million compared

to $40.5 million – net interest margin

increased from

4.04%
to 4.05% - total deposit cost increased 17

basis points to 43 basis points

●
Loan balances grew $75.3 million, or

2.9% (average),

and $30.1 million, or 1.1% (end of period)
●
Deposit balances (including repurchase

agreements) declined $89.2 million, or 2.3%

(average), and $16.9 million, or 0.4% (end
of period)

●
Continued strong credit

quality metrics – lower provision expense of

$0.9 million reflected lower loan growth

and net loan
charge-offs (7 basis points of average loans)

– the allowance coverage ratio increased

from 1.01% to 1.05%

●
Noninterest income increased

$0.7 million, or 2.8%, due to higher wealth management fees, deposit fees, and bankcard fees.

Total

revenues and earnings (break

-even) at Capital City Home Loans were comparable

to the prior quarter and included a $1.4
million gain from the sale of mortgage

servicing rights
●
Noninterest expense increased

$2.1 million, or 5.1%, primarily due to a $1.8 million gain on the sale of a banking office in the
first quarter of 2023.

A consulting payment of $0.8 million related to

the negotiation of our core processing

system outsourcing
contract and a $0.3 million gain related to

our supplemental executive retirement

plan also impacted noninterest expense for the
second quarter

●
Tangible

book value per share increased

$0.59, or 3.2%, driven by strong earnings – net unrealized

loss on available for sale
securities remained stable
●
Repurchased 40,495 shares

of common stock for the second quarter of 2023 compared

to 25,241 shares for the first quarter of
2023
“Capital City realized another solid quarter of earnings and growth in tangible book value”

said William G. Smith, Jr.,

Chairman,
President, and CEO of Capital City Bank Group. “I feel good about our fundamental performance factors – our margin and credit
quality have remained stable, we’ve realized nice loan growth, and our deposit balances have behaved as expected.

We anticipate
that funding pressures will continue for the industry into the second half of the year, but I continue to feel good about our balance
sheet positioning and the value that our core deposit franchise contributes to our performance.”
Discussion of Operating Results
Net Interest Income/Net Interest

Margin
Tax-equivalent net

interest income for the second quarter of 2023 totaled $40.1 million, compared to $40.5 million for the first
quarter of 2023, and $28.4 million for the second quarter of 2022.

Compared to the first quarter of 2023, the decrease reflected higher deposit interest expense and a lower level of interest income from overnight funds,

partially offset by higher loan interest due
to loan growth and higher interest rates.

For the first six months of 2023, tax-equivalent net interest income totaled

$80.6 million
compared to $53.2 million for the same period of 2022.

The increases over both prior year periods were driven by strong loan growth and higher interest rates across a majority of our earning assets.
Our net interest margin for the second quarter of 2023 was 4.05%,

an increase of one basis point over the first quarter of 2023 and an increase of 118 basis points over the second

quarter of 2022.

For the month of June 2023, our net interest margin was 4.06%.

For
the first six months of 2023, our net interest margin was 4.04%,

an increase of 133 basis points over the same period of 2022.

The
increase compared to all prior periods reflected a combination of higher interest rates and loan growth, partially offset by a higher cost of deposits.

For the second quarter of 2023, our cost of funds was 51 basis points, an increase of

16 basis points over the first
quarter of 2023 and 41 basis points over the second quarter of 2022.

Our total cost of deposits (including noninterest bearing
accounts) was 43 basis points, 26 basis points, and 3 basis points, respectively,

for the same periods.

Provision for Credit Losses

We recorded

a provision for credit losses of $2.2 million for the second quarter of 2023 compared to $3.1 million for the first
quarter of 2023 and $1.5 million for the second quarter of 2022.

The decrease in the provision compared to the first quarter of 2023 was primarily attributable to a lower level of loan growth and a decrease in net loan charge-offs.

For the first six months of 2023,
we recorded a provision for credit losses of $5.3 million compared to $1.5 million for the same period of 2022.

The release of
reserves held for pandemic related losses favorably impacted our provision in 2022.

We discuss the allowance for

credit losses
further below.

Noninterest Income and Noninterest

Expense
Noninterest income for the second quarter of 2023 totaled $22.9 million compared to $22.2 million for the first quarter of 2023 and
$24.9 million for the second quarter of 2022.

The $0.7 million increase over the first quarter of 2023 reflected an increase in other income of $1.4 million, wealth management fees of $0.2 million, deposit fees of

$0.1 million, and bankcard fees of $0.1

million,
partially offset by a decrease in mortgage banking revenues of $1.1 million.

The increase in other income was attributable to a $1.4
million gain from the sale of mortgage servicing rights.

The decrease in mortgage banking revenues was attributable to a lower gain
on sale margin.

Compared to the second quarter of 2022, the $2.0 million decrease in noninterest income reflected decreases in mortgage banking
revenues of $3.2 million, wealth management fees of $0.3

million, deposit fees of $0.1 million, and bank card fees of $0.2 million,
partially offset by an increase in other income of $1.8

million.

The decrease in mortgage banking revenues was attributable to a lower gain on sale margin.

The increase in other income was primarily related to a $1.4 million gain from the sale of mortgage
servicing rights.

For the first six months of 2023, noninterest income totaled $45.1 million compared to $50.7 million for the same
period of 2022 with the $5.6 million decrease primarily attributable to lower mortgage banking revenues of $5.2 million and wealth management fees of $2.4 million, partially offset by a

$2.3 million increase in other income.

The decrease in mortgage banking
revenues was attributable to a lower gain on sale margin.

The decrease in wealth management fees was driven by a decrease in insurance commissions due to the sale of large policies in

2022.

The increase in other income was primarily due to a $1.4

million
gain from the sale of mortgage servicing rights, and increases in miscellaneous income of $0.4 million, loan servicing fees of $0.2
million, and miscellaneous loan fees of $0.1 million.

Noninterest expense for the second quarter of 2023 totaled $42.5 million compared to $40.5 million for the first quarter of 2023

and
$40.5 million for the second quarter of 2022.

Compared to the first quarter of 2023, the $2.1 million increase was primarily due to
an increase in other expense of $2.8 million that was partially offset by a $0.8 million decrease in compensation expense.

The
unfavorable variance in other expense reflected a $1.8 million gain from the sale of a banking office in the first quarter of 2023.

Further, the second quarter of 2023

included a $0.8 million expense related to a consulting engagement to assist in negotiating

a
multi-year contract for the outsourcing of our core processing system as well as higher expense for advertising and
travel/entertainment totaling $0.3 million, and $0.2 million related to our VISA (class B shares) swap.

Partially offsetting these
increases was a $0.3 million gain related to our supplemental executive retirement plan.

The decrease in compensation expense was
primarily attributable to a $0.5 million decrease in stock-based compensation expense and a $0.2 million decrease in other associate benefit expense.

Compared to the second quarter of 2022, the $2.0 million increase in noninterest expense reflected a $1.8 million increase in other
expense and occupancy expense of $0.7 million, partially offset by a decrease in compensation expense of $0.5 million.

For the
first six months of 2023, noninterest expense totaled $83.0 million compared to $79.7 million for the same period of 2022 with the
$3.3 million increase attributable to an increase in other expense of

$1.6 million increase, occupancy expense of $1.4 million, and compensation expense of $0.3 million.

The increase in other expense over both prior year periods was primarily related to the
previously mentioned consulting payment of $0.8 million made in the second quarter of 2023 and increases

in pension plan expense
(non-service-related component), FDIC insurance fees, and loan servicing (for residential loans).

The aforementioned gain from the
sale of a banking office in the first quarter of 2023 partially offset these increases for the six-month period comparison.

The
addition of four new banking offices since mid/late 2022

and higher property/equipment insurance premiums drove the increase in occupancy expense for both prior period comparisons.

The favorable variance in compensation expense versus the second quarter of 2022 was primarily due to a $0.7 million decrease in pension plan expense (service cost) that was partially offset by a $0.3
million increase in associate insurance expense which reflected an increase in premiums.

The slight unfavorable variance in
compensation expense versus the six-month period of 2022 reflected an increase in salary expense of $1.0 million (primarily the addition of staffing in our new markets), associate insurance expense of $0.3 million, and stock-based compensation of $0.3 million, that was partially offset by a $1.4 million decrease in

pension plan expense (service cost).
Income Taxes
We realized income

tax expense of $3.5 million (effective rate of 19.6%) for the second quarter of 2023

compared to $4.1 million
(effective rate of 21.7%) for the first quarter of 2023 and

$2.2

million (effective rate of 19.4%) for the second quarter of 202

2.

For
the first six months of 2023, we realized income tax expense of $7.7 million (effective rate of 20.6%) compared to $4.4 million
(effective rate of 19.6%) for the same period of 2022. The decrease in our effective tax rate for the second quarter of 2023 reflected tax benefit accrued from an investment in a solar tax credit equity fund.

Absent discrete items, we expect our annual effective tax
rate to approximate 20-21% for 2023.

Discussion of Financial Condition
Earning Assets
Average earning

assets totaled $3.975 billion for the second quarter of 2023, a decrease of $87.9 million, or

2.2%, from the first
quarter of 2023, and a decrease of $57.9 million, or 1.4%, from the fourth quar ter of 2022.

The decrease from both prior periods
was attributable to lower deposit balances (see below – Deposits
).

The mix of earning assets continues to improve as overnight
funds are being utilized to fund loan growth.

Average loans

held for investment (“HFI”) increased $75.3 million, or 2.9%, over the first quarter of 2023 and $218.3 million, or
9.0%, over the fourth quarter of 2022.

Period end loans increased $30.1 million, or 1.1%, over the first quarter of 2023 and

$141.8
million, or 5.6%, over the fourth quarter of 2022.

Compared to both prior periods, the growth was primarily in the residential real estate and commercial real estate categories and was partially offset by lower indirect auto and home equity loan balances.

Allowance for Credit Losses
At June 30, 2023, the allowance for credit losses for HFI loans totaled

$28.0 million compared to $26.5 million at March 31, 2023
and $24.7 million at December 31, 2022.

Activity within the allowance is provided on Page 9.

The increase in the allowance was
driven primarily by loan growth.

At June 30, 2023, the allowance represented 1.05% of HFI loans compared to 1.01% at March 31,
2023,

and 0.98% at December 31, 2022.
Credit Quality
Credit quality metrics remained strong for the quarter.

Nonperforming assets (nonaccrual loans and other real estate) totaled $6.6 million at June 30, 2023 compared to $4.6 million at March 31,

2023 and $2.7 million at December 31, 2022.

At June 30, 2023,
nonperforming assets as a percent of total assets equaled 0.15%, compared to 0.10%

at March 31, 2023 and 0.06% at December 31,
2022.

Nonaccrual loans totaled $6.6 million at June 30, 2023, a $2.0 million increase over March

31, 2023 and a $4.3 million
increase over December 31, 2022.

The increase was primarily due to the addition of one large residential loan ($1.1 million) to
nonaccrual status which was adequately secured and reserved for.

Further, classified loans totaled $15.0 million at June

30, 2023, a
$2.8 million increase over March 31, 2023 and a $4.4

million decrease from December 31, 2022.

Deposits
Average total

deposits were $3.720 billion for the second quarter of 2023, a decrease of $97.8 million,

or 2.6%, from the first
quarter of 2023 and a decrease of $83.5 million, or 2.2%, from the fourth quarter of 2022.

Compared to both prior periods, the
decreases were primarily attributable to lower noninterest bearing and savings balances, primarily offset by higher money market
balances.

Compared to the first quarter of 2023, the decrease in NOW account balances reflected the seasonal decline in our public
funds balances.

Compared to the fourth quarter of 2022, the increase in NOW accounts reflected higher average public funds
balances which begin to build in December and affect

the average comparison.

At June 30, 2023, total deposits were $3.789 billion, a decrease of $35.1 million, or 0.9%, from March 31, 2023 and $150.5 million,
or 3.8%, from December 31, 2022.

The June 30, 2023 deposit balance included a $103 million short-term deposit (in the NOW
category) made late in June by a municipal client.

Compared to both prior periods, the decreases were primarily attributable to lower noninterest bearing balances, savings balances, and NOW balances (primarily public funds,

excluding the previously
mentioned large municipal client deposit), primarily offset

by higher money market balances.

For comparison to the prior periods, both the average and period-end balance variances in noninterest bearing and savings balances generally reflected higher tax payments made by clients in April, continued

client spend of stimulus savings, the migration (re-mix)
of balances to an interest-bearing product type (primarily money market accounts), and clients seeking higher yielding investment
products outside of the Bank, including the migration of $13 million in the second quarter of 2023 and $43 million in the first six
months of 2023 to our wealth management division.

Repurchase agreement balances averaged $17.9 million for the second quarter of 2023, an increase of $8.5 million over the first
quarter of 2023 and $9.4 million over the fourth quarter of 2022.

At June 30, 2023, repurchase agreement balances were $22.6
million compared to $4.4 million at March 31, 2023 and $6.6 million at

December 31, 2022.

Liquidity
The Bank maintained an average net overnight funds (deposits with banks plus

FED funds sold less FED funds purchased) sold
position of $218.9 million in the second quarter of 2023 compared to $361.0 million in the first quarter of 2023 and $469.4 million in the fourth quarter of 2022.

The declining overnight funds position reflected growth in average loans and lower average deposit
balances.

At June 30, 2023, we had the ability to generate approximately $1.506 billion (excludes overnight funds position of $285 million) in additional liquidity through various sources including various federal funds purchased lines, Federal Home Loan Bank borrowings,
the Federal Reserve Discount Window,

and through brokered deposits.

We also view our

investment portfolio as a liquidity source and have the option to pledge securities in our portfolio as collateral for
borrowings or deposits, and/or to sell selected securities.

Our portfolio consists of debt issued by the U.S. Treasury,

U.S.
governmental agencies, municipal governments, and corporate

entities.

At June 30, 2023, the weighted-average maturity and
duration of our portfolio were 3.07 years and 2.76 years, respectively

,

and the available-for-sale portfolio had a net unrealized pre-
tax loss of $28.5 million.

Capital
Shareowners’ equity was $420.8 million at June 30, 2023 compared to $411.2 million at March 31, 2023 and $394.0

million at
December 31, 2022.

For the first six months of 2023, shareowners’ equity was positively impacted by net income attributable to
common shareowners of $29.5 million, a $4.2 million decrease in the unrealized loss on investment securities, the issuance of stock
of $2.1 million, and stock compensation accretion of $0.5

million.

Shareowners’ equity was reduced by common stock dividends of
$6.1 million ($0.36 per share), the repurchase of stock of $2.0 million (65,736 shares), net adjustments totaling $1.2

million related
to transactions under our stock compensation plans,

and a $0.2 million decrease in the fair value of the interest rate swap related to subordinated debt.
At June 30, 2023, our total risk-based capital ratio was 15.95% compared to 15.53%

at March 31, 2023 and 15.52% at December
31, 2022.

Our common equity tier 1 capital ratio was 13.02%, 12.68%, and 12.64%, respectively,

on these dates.

Our leverage ratio
was 9.74%, 9.28%, and 9.06%, respectively,

on these dates.

At June 30, 2023, all our regulatory capital ratios exceeded the threshold to be designated as “well-capitalized” under the Basel III capital standards.

Further, our tangible common equity ratio
was 7.61% at June 30, 2023 compared to 7.37% and 6.79% at March 31, 2023 and December 31, 2022, respectively.

If our
unrealized HTM securities losses of $30.0 million (after-tax)

were recognized in accumulated other comprehensive loss, our adjusted tangible capital ratio would be 6.91%.

About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $4.4 billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services, bankcards,

securities brokerage services and
financial advisory services, including the sale of life insurance, risk management and asset protection services.

Our bank
subsidiary, Capital City Bank,

was founded in 1895 and now has 62 banking offices and 99 ATM

s/ITMs in Florida, Georgia and
Alabama.

For more information about Capital City Bank Group, Inc., visit www.ccbg.com

.
FORWARD

-LOOKING STATEMENTS
Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The words “may,” “could,” “should,”

“would,” “believe,”
“anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “vision,”

“goal,” and similar expressions are intended to identify
forward-looking statements. The following factors, among others, could cause our actual results to differ: our ability to successfully
manage credit risk, interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes; adverse
developments in the financial services industry generally,

such as the recent bank failures and any related impacts on depositor behavior; the effects of changes in the level of checking or savings account deposits and the competition for deposits on our funding costs, net interest margin and ability to replace maturing deposits and advances, as necessary; the effects of actions taken

by
governmental agencies to stabilize the financial system and the effectiveness of such actions; changes in monetary and fiscal policies
of the U.S. Government; inflation, interest rate, market and monetary fluctuations;

the effects of security breaches and computer
viruses that may affect our computer systems or fraud related to debit card products; the accuracy of our financial statement estimates and assumptions, including the estimates used for our allowance for credit losses, deferred tax asset valuation and pension plan; changes in our liquidity position; changes in accounting principles, policies,

practices or guidelines; the frequency and
magnitude of foreclosure of our loans; the effects of our

lack of a diversified loan portfolio, including the risks of loan segments, geographic and industry concentrations; the strength of the United

States economy in general and the strength of the local economies in which we conduct operations; our ability to declare and pay dividends,

the payment of which is subject to our capital
requirements; changes in the securities and real estate markets; structural changes in the markets for origination, sale and servicing
of residential mortgages; uncertainty in the pricing of residential mortgage loans that we sell, as well as competition for the mortgage
servicing rights related to these loans and related interest rate risk or price risk resulting from retaining mortgage servicing rights and
the potential effects of higher interest rates on our loan origination volumes; the effect of corporate restructuring, acquisitions

or
dispositions, including the actual restructuring and other related charges and the failure to achieve the expected gains, revenue
growth or expense savings from such corporate restructuring, acquisitions or dispositions; the effects of natural disasters, harsh
weather conditions (including hurricanes), widespread health emergencies

(including pandemics, such as the COVID-19 pandemic),
military conflict, terrorism, civil unrest or other geopolitical events; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate;

the willingness of clients to accept third-party
products and services rather than our products and services and vice versa; increased competition and its effect on pricing;
technological changes; the outcomes of litigation or regulatory proceedings;

negative publicity and the impact on our reputation;
changes in consumer spending and saving habits; growth and profitability of our noninterest income; the limited trading activity of
our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and
Exchange Commission; and our ability to manage the risks involved in the foregoing.

Additional factors can be found in our Annual
Report on Form 10-K for the fiscal year ended December 31, 2022, and our other filings with the SEC, which are available at the
SEC’s internet site (http://www.sec.gov).

Forward-looking statements in this Press Release speak only as of the date of the Press
Release, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ.

USE OF NON-GAAP FINANCIAL MEASURES
Unaudited
We present a tangible

common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition activity.

We believe these measures

are useful to investors because it allows
investors to more easily compare our capital adequacy to other companies in the industry.

The GAAP to non-GAAP reconciliations are provided below.
(Dollars in Thousands, except per share data) Jun 30, 2023 Mar 31, 2023 Dec 31, 2022 Sep 30, 2022 Jun 30, 2022
Shareowners' Equity (GAAP) $ 420,779 $ 411,240 $ 394,016 $ 373,165 $ 371,675
Less: Goodwill and Other Intangibles (GAAP) 93,013 93,053 93,093 93,133 93,173
Tangible Shareowners' Equity (non-GAAP) A 327,766 318,187 300,923 280,032 278,502
Total Assets (GAAP) 4,399,563 4,409,742 4,525,958 4,332,671 4,354,297
Less: Goodwill and Other Intangibles (GAAP) 93,013 93,053 93,093 93,133 93,173
Tangible Assets (non-GAAP) B $ 4,306,550 $ 4,316,689 $ 4,432,865 $ 4,239,538 $ 4,261,124
Tangible Common Equity Ratio (non-GAAP) A/B 7.61% 7.37% 6.79% 6.61% 6.54%
Actual Diluted Shares Outstanding (GAAP) C 17,026,360 17,049,913 17,039,401 16,998,177 16,981,614
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 19.25 $ 18.66 $ 17.66 $ 16.47 $ 16.40

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended Six Months Ended
(Dollars in thousands, except per share data) Jun 30, 2023 Mar 31, 2023 Jun 30, 2022 Jun 30, 2023 Jun 30, 2022
EARNINGS
Net Income Attributable to Common Shareowners $ 14,551 $ 14,954 $ 8,713 29,505 $ 17,168
Diluted Net Income Per Share $ 0.85 $ 0.88 $ 0.51 1.73 $ 1.01
PERFORMANCE
Return on Average Assets (annualized) 1.35% 1.37% 0.81% 1.36% 0.81%
Return on Average Equity (annualized) 13.94 15.01 9.36 14.46 9.14
Net Interest Margin 4.05 4.04 2.87 4.04 2.71
Noninterest Income as % of Operating Revenue 36.38 35.52 46.78 35.95 48.89
Efficiency Ratio 67.55% 64.48% 75.96% 66.02% 76.73%
CAPITAL ADEQUACY
Tier 1 Capital

14.84% 14.51% 15.13% 14.84% 15.13%
Total Capital

15.95 15.53 16.07 15.95 16.07
Leverage

9.74 9.28 8.77 9.74 8.77
Common Equity Tier 1 13.02 12.68 13.07 13.02 13.07
Tangible Common Equity
(1)
7.61 7.37 6.54 7.61 6.54
Equity to Assets 9.56% 9.33% 8.54% 9.56% 8.54%
ASSET QUALITY
Allowance as % of Non-Performing Loans 422.23% 577.63% 677.57% 422.23% 677.57%
Allowance as a % of Loans HFI 1.05 1.01 0.96 1.05 0.96
Net Charge-Offs as % of Average Loans HFI 0.07 0.24 0.22 0.15 0.19
Nonperforming Assets as % of Loans HFI and OREO 0.25 0.17 0.15 0.25 0.15
Nonperforming Assets as % of Total Assets 0.15% 0.10% 0.07% 0.15% 0.07%
STOCK PERFORMANCE
High

$ 34.16 $ 36.86 $ 28.55 36.86 $ 28.88
Low 28.03 28.18 24.43 28.03 24.43
Close $ 30.64 $ 29.31 $ 27.89 30.64 $ 27.89
Average Daily Trading Volume 33,412 41,737 25,342 37,574 24,681
(1)

Tangible common equity ratio is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 6.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2023 2022
(Dollars in thousands) Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter
ASSETS
Cash and Due From Banks $ 83,679 $ 84,549 $ 72,114 $ 72,686 $ 91,209
Funds Sold and Interest Bearing Deposits 285,129 303,403 528,536 497,679 603,315
Total Cash and Cash Equivalents 368,808 387,952 600,650 570,365 694,524
Investment Securities Available for Sale 386,220 402,943 413,294 416,745 601,405
Investment Securities Held to Maturity 641,398 651,755 660,744 676,178 528,258
Other Equity Securities 1,703 1,883 10 1,349 900

Total Investment Securities
1,029,321 1,056,581 1,074,048 1,094,272 1,130,563
Loans Held for Sale

67,908 55,118 54,635 50,304 48,708
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 227,219 236,263 247,362 246,304 247,902
Real Estate - Construction 226,404 253,903 234,519 237,718 225,664
Real Estate - Commercial 831,285 798,438 782,557 715,870 699,093
Real Estate - Residential 876,867 827,124 721,759 573,963 478,121
Real Estate - Home Equity 203,150 207,241 208,120 202,512 194,658
Consumer 295,646 305,324 324,450 347,949 359,906
Other Loans 5,425 7,660 5,346 20,822 6,854
Overdrafts 1,007 931 1,067 1,047 1,455
Total Loans Held for Investment 2,667,003 2,636,884 2,525,180 2,346,185 2,213,653
Allowance for Credit Losses (27,964) (26,507) (24,736) (22,510) (21,281)
Loans Held for Investment, Net 2,639,039 2,610,377 2,500,444 2,323,675 2,192,372
Premises and Equipment, Net 82,062 82,055 82,138 81,736 82,932
Goodwill and Other Intangibles 93,013 93,053 93,093 93,133 93,173
Other Real Estate Owned 1 13 431 13 90
Other Assets 119,411 124,593 120,519 119,173 111,935
Total Other Assets 294,487 299,714 296,181 294,055 288,130
Total Assets $ 4,399,563 $ 4,409,742 $ 4,525,958 $ 4,332,671 $ 4,354,297
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,520,134 $ 1,601,388 $ 1,653,620 $ 1,737,046 $ 1,724,671
NOW Accounts 1,269,839 1,242,721 1,290,494 990,021 1,036,757
Money Market Accounts 321,743 271,880 267,383 292,932 289,337
Savings Accounts 590,245 617,310 637,374 646,526 639,594
Certificates of Deposit 86,905 90,621 90,446 92,853 95,899
Total Deposits 3,788,866 3,823,920 3,939,317 3,759,378 3,786,258
Repurchase Agreements 22,619 4,429 6,583 6,943 3,807
Other Short-Term Borrowings 28,054 22,203 50,210 45,328 35,656
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 414 463 513 562 612
Other Liabilities 77,192 85,878 73,675 84,657 93,319
Total Liabilities 3,970,032 3,989,780 4,123,185 3,949,755 3,972,539
Temporary Equity 8,752 8,722 8,757 9,751 10,083
SHAREOWNERS' EQUITY
Common Stock 170 170 170 170 170
Additional Paid-In Capital 36,853 37,512 37,331 36,234 35,738
Retained Earnings 417,128 405,634 393,744 384,964 376,532
Accumulated Other Comprehensive Loss, Net of Tax (33,372) (32,076) (37,229) (48,203) (40,765)
Total Shareowners' Equity 420,779 411,240 394,016 373,165 371,675
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,399,563 $ 4,409,742 $ 4,525,958 $ 4,332,671 $ 4,354,297
OTHER BALANCE SHEET DATA
Earning Assets $ 4,049,361 $ 4,051,987 $ 4,182,399 $ 3,988,440 $ 3,996,238
Interest Bearing Liabilities 2,350,087 2,298,085 2,389,307 2,121,109 2,150,742
Book Value Per Diluted Share $ 24.71 $ 24.12 $ 23.12 $ 21.95 $ 21.89
Tangible Book Value

Per Diluted Share
(1)
19.25 18.66 17.66 16.47 16.40
Actual Basic Shares Outstanding 16,992 17,022 16,987 16,962 16,959
Actual Diluted Shares Outstanding 17,026 17,050 17,039 16,998 16,982
(1)

Tangible book value per diluted share is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 6.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2023 2022
Six Months Ended
June 30,
(Dollars in thousands, except per share data)
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter 2023 2022
INTEREST INCOME
Loans, including Fees $ 37,477 $ 34,880 $ 31,916 $ 27,761 $ 24,072 $ 72,357 $ 46,205
Investment Securities 4,815 4,924 4,847 4,372 3,840 9,739 6,736
Federal Funds Sold and Interest Bearing Deposits 2,782 4,111 4,463 3,231 1,408 6,893 1,817
Total Interest Income 45,074 43,915 41,226 35,364 29,320 88,989 54,758
INTEREST EXPENSE
Deposits 4,008 2,488 1,902 1,052 266 6,496 490
Repurchase Agreements 115 9 7 5 - 124 1
Other Short-Term Borrowings 336 452 683 531 343 788 534
Subordinated Notes Payable 604 571 522 443 370 1,175 687
Other Long-Term Borrowings 5 6 8 6 8 11 17
Total Interest Expense 5,068 3,526 3,122 2,037 987 8,594 1,729
Net Interest Income 40,006 40,389 38,104 33,327 28,333 80,395 53,029
Provision for Credit Losses 2,219 3,130 3,521 2,099 1,542 5,349 1,542
Net Interest Income after Provision for Credit Losses 37,787 37,259 34,583 31,228 26,791 75,046 51,487
NONINTEREST INCOME
Deposit Fees 5,326 5,239 5,536 5,947 5,447 10,565 10,638
Bank Card Fees 3,795 3,726 3,744 3,860 4,034 7,521 7,797
Wealth Management Fees 4,149 3,928 3,649 3,937 4,403 8,077 10,473
Mortgage Banking Revenues 5,837 6,995 5,497 7,116 9,065 12,832 18,011
Other

3,766 2,360 2,546 2,074 1,954 6,126 3,802
Total Noninterest Income 22,873 22,248 20,972 22,934 24,903 45,121 50,721
NONINTEREST EXPENSE
Compensation 24,884 25,636 25,565 24,738 25,383 50,520 50,239
Occupancy, Net 6,820 6,762 6,253 6,153 6,075 13,582 12,168
Other

10,830 8,057 10,469 8,919 9,040 18,887 17,324
Total Noninterest Expense 42,534 40,455 42,287 39,810 40,498 82,989 79,731
OPERATING PROFIT 18,126 19,052 13,268 14,352 11,196 37,178 22,477
Income Tax Expense 3,544 4,133 2,599 3,074 2,177 7,677 4,412
Net Income 14,582 14,919 10,669 11,278 9,019 29,501 18,065
Pre-Tax Loss (Income) Attributable to Noncontrolling Interest (31) 35 995 37 (306) 4 (897)
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS $ 14,551 $ 14,954 $ 11,664 $ 11,315 $ 8,713 $ 29,505 $ 17,168
PER COMMON SHARE
Basic Net Income $ 0.86 $ 0.88 $ 0.69 $ 0.67 $ 0.51 $ 1.73 $ 1.01
Diluted Net Income 0.85 0.88 0.68 0.67 0.51 1.73 1.01
Cash Dividend

$ 0.18 $ 0.18 $ 0.17 $ 0.17 $ 0.16 $ 0.36 $ 0.32
AVERAGE

SHARES
Basic

17,002 17,016 16,963 16,960 16,949 17,009 16,940
Diluted

17,036 17,045 17,016 16,996 16,971 17,041 16,958

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES ("ACL")
AND CREDIT QUALITY
Unaudited
2023 2022
Six Months Ended
June 30,
(Dollars in thousands, except per share data)
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter 2023 2022
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 26,507 $ 24,736 $ 22,510 $ 21,281 $ 20,756 $ 24,736 $ 21,606
Provision for Credit Losses 1,944 3,291 3,543 1,931 1,670 5,235 1,591
Net Charge-Offs (Recoveries) 487 1,520 1,317 702 1,145 2,007 1,916
Balance at End of Period $ 27,964 $ 26,507 $ 24,736 $ 22,510 $ 21,281 $ 27,964 $ 21,281
As a % of Loans HFI 1.05% 1.01% 0.98% 0.96% 0.96% 1.05% 0.96%
As a % of Nonperforming Loans 422.23% 577.63% 1,076.89% 934.53% 677.57% 422.23% 677.57%
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 2,833 $ 2,989 $ 3,012 $ 2,853 $ 2,976 $ 2,989 $ 2,897
Provision for Credit Losses

287 (156) (23) 159 (123) 131 (44)
Balance at End of Period
(1)
3,120 2,833 2,989 3,012 2,853 3,120 2,853
ACL - DEBT SECURITIES
Provision for Credit Losses

$ (12) $ (5) $ 1 $ 9 $ (5) $ (17) $ (5)
CHARGE-OFFS
Commercial, Financial and Agricultural $ 54 $ 164 $ 129 $ 2 $ 1,104 $ 218 $ 1,177
Real Estate - Construction - - - - - - -
Real Estate - Commercial - 120 88 1 - 120 266
Real Estate - Home Equity 39 - 160 - - 39 33
Consumer 993 1,732 976 770 533 2,725 1,155
Overdrafts 894 634 720 989 660 1,528 1,440
Total Charge-Offs $ 1,980 $ 2,650 $ 2,073 $ 1,762 $ 2,297 $ 4,630 $ 4,071
RECOVERIES
Commercial, Financial and Agricultural $ 71 $ 95 $ 25 $ 58 $ 59 $ 166 $ 224
Real Estate - Construction 1 1 - 2 - 2 8
Real Estate - Commercial 11 8 13 8 56 19 85
Real Estate - Residential 132 57 98 44 115 189 142
Real Estate - Home Equity 131 25 36 22 67 156 125
Consumer 514 571 175 260 453 1,085 636
Overdrafts 633 373 409 666 402 1,006 935
Total Recoveries $ 1,493 $ 1,130 $ 756 $ 1,060 $ 1,152 $ 2,623 $ 2,155
NET CHARGE-OFFS (RECOVERIES) $ 487 $ 1,520 $ 1,317 $ 702 $ 1,145 $ 2,007 $ 1,916
Net Charge-Offs as a % of Average Loans

HFI
(2)
0.07% 0.24% 0.21% 0.12% 0.22% 0.15% 0.19%
CREDIT QUALITY
Nonaccruing Loans $ 6,623 $ 4,589 $ 2,297 $ 2,409 $ 3,141
Other Real Estate Owned 1 13 431 13 90
Total Nonperforming Assets ("NPAs") $ 6,624 $ 4,602 $ 2,728 $ 2,422 $ 3,231
Past Due Loans 30-89 Days

$ 4,207 $ 5,061 $ 7,829 $ 6,263 $ 3,554
Past Due Loans 90 Days or More - - - - -
Classified Loans 14,973 12,179 19,342 20,988 19,620
Nonperforming Loans as a % of Loans HFI 0.25% 0.17% 0.09% 0.10% 0.14%
NPAs as a % of Loans HFI and Other Real Estate 0.25% 0.17% 0.11% 0.10% 0.15%
NPAs as a % of

Total Assets
0.15% 0.10% 0.06% 0.06% 0.07%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
Second Quarter 2023 First Quarter 2023 Fourth Quarter 2022 Third Quarter 2022 Second Quarter 2022 Jun 2023 YTD Jun 2022 YTD
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 54,350 $ 801 5.90% $ 55,110 $ 644 4.74% $ 42,910 $ 581 5.38% $ 55,164 486 4.82% $ 52,860 $ 711 4.44% $ 54,728 $ 1,445 5.32% $ 47,959 $ 1,108 4.66%
Loans Held for Investment
(1)
2,657,693 36,758 5.55 2,582,395 34,331 5.39 2,439,379 31,418 5.11 2,264,075 27,354 4.76 2,084,679 23,433 4.53 2,620,252 71,089 5.47 2,024,463 45,244 4.51
Investment Securities
Taxable Investment Securities 1,041,202 4,804 1.84 1,061,372 4,912 1.86 1,078,265 4,835 1.78 1,117,789 4,359 1.55 1,142,269 3,834 1.34 1,051,232 9,716 1.85 1,099,739 6,723 1.22
Tax-Exempt Investment Securities
(1)
2,656 16 2.47 2,840 17 2.36 2,827 17 2.36 2,939 17 2.30 2,488 10 1.73 2,747 33 2.41 2,449 20 1.67
Total Investment Securities 1,043,858 4,820 1.84 1,064,212 4,929 1.86 1,081,092 4,852 1.78 1,120,728 4,376 1.55 1,144,757 3,844 1.34 1,053,979 9,749 1.85 1,102,188 6,743 1.23
Federal Funds Sold and Interest Bearing
Deposits 218,902 2,782 5.10 360,971 4,111 4.62 469,352 4,463 3.77 569,984 3,231 2.25 691,925 1,408 0.82 289,543 6,893 4.80 782,011 1,817 0.47
Total Earning Assets 3,974,803 $ 45,161 4.56% 4,062,688 $ 44,015 4.39% 4,032,733 $ 41,314 4.07% 4,009,951 $ 35,447 3.51% 3,974,221 $ 29,396 2.97% 4,018,502 $ 89,176 4.47% 3,956,621 $ 54,912 2.80%
Cash and Due From Banks 75,854 74,639 74,178 79,527 79,730 75,250 77,007
Allowance for Credit Losses (27,893) (25,637) (22,596) (21,509) (20,984) (26,771) (21,318)
Other Assets 297,837 300,175 297,510 289,709 288,421 298,999 281,922
Total Assets $ 4,320,601 $ 4,411,865 $ 4,381,825 $ 4,357,678 $ 4,321,388 $ 4,365,980 $ 4,294,232
LIABILITIES:
Noninterest Bearing Deposits $ 1,539,877 $ 1,601,750 $ 1,662,443 $ 1,726,918 $ 1,722,325 $ 1,570,642 $ 1,687,524
NOW Accounts 1,200,400 $ 3,038 1.01% 1,228,928 $ 2,152 0.71% 1,133,733 $ 1,725 0.60% 1,016,475 $ 868 0.34% 1,033,190 $ 120 0.05% 1,214,585 $ 5,190 0.86% 1,056,419 $ 206 0.04%
Money Market Accounts 288,466 747 1.04 267,573 208 0.31 273,328 63 0.09 288,758 71 0.10 286,210 36 0.05 278,077 955 0.69 285,810 69 0.05
Savings Accounts 602,848 120 0.08 629,388 76 0.05 641,153 80 0.05 643,640 80 0.05 628,472 77 0.05 616,045 196 0.06 613,996 149 0.05
Time Deposits 87,973 103 0.47 89,675 52 0.24 92,385 34 0.15 94,073 33 0.14 95,132 33 0.14 88,819 155 0.35 96,088 66 0.14
Total Interest Bearing Deposits 2,179,687 4,008 0.74 2,215,564 2,488 0.46 2,140,599 1,902 0.35 2,042,946 1,052 0.20 2,043,004 266 0.05 2,197,526 6,496 0.60 2,052,313 490 0.05
Total Deposits 3,719,564 4,008 0.43 3,817,314 2,488 0.26 3,803,041 1,902 0.20 3,769,864 1,052 0.11 3,765,328 266 0.03 3,768,169 6,496 0.35 3,739,837 490 0.03
Repurchase Agreements 17,888 115 2.58 9,343 9 0.37 8,464 7 0.34 11,665 5 0.18 5,064 0 0.03 13,639 124 1.83 6,093 1 0.03
Other Short-Term Borrowings 17,834 336 7.54 37,766 452 4.86 42,380 683 6.39 35,014 531 6.01 26,718 343 5.15 27,745 788 5.73 25,973 534 4.14
Subordinated Notes Payable 52,887 604 4.52 52,887 571 4.32 52,887 522 3.86 52,887 443 3.28 52,887 370 2.76 52,887 1,175 4.42 52,887 687 2.58
Other Long-Term Borrowings 431 5 4.80 480 6 4.80 530 8 4.80 580 6 4.74 722 8 4.54 455 11 4.80 777 17 4.51
Total Interest Bearing Liabilities 2,268,727 $ 5,068 0.90% 2,316,040 $ 3,526 0.62% 2,244,860 $ 3,122 0.55% 2,143,092 $ 2,037 0.38% 2,128,395 $ 987 0.19% 2,292,252 $ 8,594 0.76% 2,138,043 $ 1,729 0.16%
Other Liabilities 84,305 81,206 84,585 98,501 87,207 82,765 79,728
Total Liabilities 3,892,909 3,998,996 3,991,888 3,968,511 3,937,927 3,945,659 3,905,295
Temporary Equity 8,935 8,802 9,367 9,862 10,096 8,869 10,306
SHAREOWNERS' EQUITY: 418,757 404,067 380,570 379,305 373,365 411,452 378,631
Total Liabilities, Temporary

Equity and
Shareowners' Equity $ 4,320,601 $ 4,411,865 $ 4,381,825 $ 4,357,678 $ 4,321,388 $ 4,365,980 $ 4,294,232
Interest Rate Spread $ 40,093 3.66% $ 40,489 3.77% $ 38,192 3.52% $ 33,410 3.13% $ 28,409 2.78% $ 80,582 3.72% $ 53,183 2.64%
Interest Income and Rate Earned
(1)
45,161 4.56 44,015 4.39 41,314 4.07 35,447 3.51 29,396 2.97 89,176 4.47 54,912 2.80
Interest Expense and Rate Paid
(2)
5,068 0.51 3,526 0.35 3,122 0.31 2,037 0.20 987 0.10 8,594 0.43 1,729 0.09
Net Interest Margin $ 40,093 4.05% $ 40,489 4.04% $ 38,192 3.76% $ 33,410 3.31% $ 28,409 2.87% $ 80,582 4.04% $ 53,183 2.71%
(1)

Interest and average rates are

calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.